SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2006

                         STRIKEFORCE TECHNOLOGIES, INC.



       New Jersey                     22-3827597               22-3827597
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
   of incorporation)                                        Identification No.)

            1090 King Georges Post Road, Suite 108, Edison, NJ  08837

             (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:        (732) 661 9641



                                       N/A

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTS

2.           New Independent Registered Public Accounting Firm.

The Registrant has engaged Massella & Associates, CPA, PLLC, effective March 31, 2006, as its new independent certified public accounting firm to audit the Registrant's financial statements. Prior to such engagement, the Registrant did consult with such firm and discussed the documentation it presented to the predecessor auditor (as referenced in Regulation S-B Item 304(a)(2)) for which the firm concurred with the Company's view as disclosed in the Form 8-K on March 28, 2006. This occurred prior to the dismissal of the predecessor auditor matters as disclosed in the Form 8-K on March 28, 2006. The Registrant did not consult such firm on any other matters referenced in Regulation S-B Item 304(a)(2).

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired: None
(b) Pro-Forma Financial Statements: None
(c) Exhibits: None

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  STRIKEFORCE TECHNOLOGIES, INC.

                                  (Registrant)



                                  By: /s/ Mark Corrao
                                  -------------------
                                  Mark Corrao
                                  Chief Financial Officer




Dated:  April 6, 2006